UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

FOAMIX PHARMACEUTICALS LTD.

(Translation of registrant's name into English)

Israel (State or other jurisdiction of incorporation)	001-36621 (Commission File Number)	N/A (IRS Employer Identification No.)

2 Holzman Street, Weizmann Science Park Rehovot, Israel (Address of principal executive offices)	7670402 (Zip Code)

+972-8-9316233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value NIS 0.16 per share	FOMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

In compliance with the Companies Law, 5759-1999 of the State of Israel and the regulations promulgated thereunder (the “Companies Law”), Foamix Pharmaceuticals Ltd. (“Foamix” or the “Company”) hereby notifies its shareholders that it will hold an extraordinary general meeting of shareholders (the “Meeting”) on Thursday, February 6, 2020 at 11:00 a.m. Eastern Standard Time (“EST”) at the Company’s U.S. offices, located at 520 U.S. Highway 22, Suite 204, Bridgewater, New Jersey 08807. The record date for the determination of the holders of Foamix ordinary shares, par value New Israeli Shekels 0.16 per share (“Foamix ordinary shares”), entitled to vote at the Meeting is Monday, January 6, 2020.

At the Meeting, Foamix shareholders will be asked to vote on the following two proposals:

•	Approval and adoption of (i) the Agreement and Plan of Merger dated November 10, 2019 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 4, 2019, and as may be further amended from time to time, the “Merger Agreement”), by and among Menlo Therapeutics Inc., a Delaware corporation (“Menlo”), Giants Merger Subsidiary Ltd., a company organized under the laws of the State of Israel and a wholly-owned subsidiary of Menlo (“Merger Sub”), and Foamix, a copy of which was attached as Exhibit 2.1 to Foamix’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2019; (ii) the merger of Merger Sub with and into Foamix (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of Sections 314-327 of the Companies Law, following which Merger Sub will cease to exist, and Foamix will become a wholly-owned subsidiary of Menlo; (iii) (a) the Merger consideration for Foamix’s shareholders, consisting of 0.5924 of a share of Menlo common stock (subject to upwards adjustment to 1.2739 or 1.8006 shares of Menlo common stock if one or both of Menlo’s Phase III PN Trials (as defined in the Merger Agreement), respectively, fail to demonstrate Serlopitant Significance (as defined in the Merger Agreement)) for each Foamix share that is issued and outstanding (other than any dormant share under the Companies Law and any Foamix share that, immediately prior to the Effective Time (as defined in the Merger Agreement), is owned by Foamix, Menlo or Merger Sub, or by any direct or indirect wholly-owned subsidiary of Foamix, Menlo or Merger Sub) and that will be deemed transferred to Menlo upon the Merger and (b) if the closing of the Merger occurs on or before May 31, 2020 and the Efficacy Determination (as defined in the Merger Agreement) has not yet been received, one contingent stock right, subject to the terms and conditions of the contingent stock rights agreement, the form of which was attached as Exhibit 10.3 to Foamix’s Current Report on Form 8-K, filed with the SEC on November 12, 2019; and (iv) all other transactions contemplated by the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger Proposal”).

•

Approval, on a non-binding, advisory basis, in accordance with the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of certain compensation that may be paid or become payable to the named executive officers of Foamix in connection with the Merger and contemplated by the Merger Agreement (the “Executive Compensation Proposal”).

The Executive Compensation Proposal will be presented in accordance with the rules of the Exchange Act, and it is not anticipated that any compensatory payments or benefits will in fact be paid to Foamix’s named executive officers in connection with the Merger.

The Board of Directors of Foamix unanimously recommends that Foamix shareholders vote in favor of each of the above proposals.

As required under the Nasdaq Listing Rules, which supersede Foamix’s articles of association with respect to this issue, the presence, in person or by proxy, at the Meeting of one or more Foamix shareholders who hold, in the aggregate, at least 33 1⁄3% of the voting rights in Foamix, is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will also be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting.

If within half an hour from the time appointed for the Meeting a quorum is not present, the Meeting will be adjourned for one week, to Thursday, February 13, 2020, at the same time and place. At that adjourned meeting, the same 33 1⁄3% quorum requirement will apply.

The vote of all Foamix shareholders is important regardless of whether they attend the Meeting. Accordingly, Foamix asks all shareholders to participate and vote regardless of the number of Foamix ordinary shares they own.

The approval of the Merger Proposal requires the affirmative vote of a majority of the voting rights of Foamix ordinary shares represented, in person or by proxy, and voting thereon at the Meeting, provided that such majority includes at least a majority of the votes cast by Foamix shareholders that are not Menlo, Merger Sub or certain Menlo affiliates, who are present, in person or represented by proxy, and voting (abstentions and broker non-votes are disregarded).

The approval of the Executive Compensation Proposal, which will be presented on a non-binding, advisory basis, requires the affirmative vote of a majority of the voting rights of Foamix ordinary shares represented, in person or by proxy, and voting thereon at the Meeting, pursuant to the rules under the Exchange Act.

The approval of the Merger Proposal, in addition to being required under the Companies Law, is a condition to the completion of the Merger under the terms of the Merger Agreement. Therefore, the Merger cannot be consummated without the approval of the Merger Proposal. None of the steps contemplated in connection with the Merger, including the issuance of Menlo common stock to the Foamix shareholders in exchange for their Foamix ordinary shares, will take place unless the Merger Proposal is approved by Foamix’s shareholders. The Merger and all related steps can, however, be consummated even if the Executive Compensation Proposal is not approved by Foamix’s shareholders at the Meeting.

In addition to the requirement of obtaining Foamix shareholder approval for the Merger Proposal, each of the other closing conditions set forth in the Merger Agreement (including the approval by Menlo’s stockholders of certain of the transactions contemplated under the Merger Agreement) must be satisfied or waived for the Merger to be completed.

Foamix intends, promptly following the record date, to send to its shareholders a proxy statement for the Meeting that also will serve as a prospectus in respect of the shares of Menlo common stock to be issued to Foamix shareholders in the Merger. That proxy statement/prospectus will describe, in detail, the Merger, the Merger Agreement, the proposals to be voted upon at, and additional logistical information related to, the Meeting, the procedure for voting in person or by proxy at the Meeting and various other information related to the Meeting. The Company will also file copies of the proxy statement and a related proxy card with the SEC, which may also be obtained for free from Foamix’s proxy solicitor for the Meeting, Morrow Sodali, LLC, at FOMX@investor.morrowsodali.com. The full text of the proposed resolutions for each proposal, together with the form of proxy for the Meeting, may also be viewed beginning on Monday, January 6, 2020, at the registered office of the Company, 2 Holzman Street (Entrance 2B), Weizmann Science Park, Rehovot, Israel, from Sunday to Thursday, 10:00 a.m. to 5:00 p.m. (Israel time). The telephone number at the Company’s registered office is +972-8-931-6233.

Shareholders of record who are unable to attend the Meeting in person will be requested to complete, date and sign a proxy card and return it promptly in the pre-addressed envelope that will be provided. Shareholders who attend the Meeting in person may revoke their proxies and vote their Foamix ordinary shares at the Meeting. In order to be counted towards the tally of votes at the Meeting, a proxy card must be received at the Company’s Israeli registered office not later than four hours prior to the start of the Meeting (i.e., by 2:00 p.m., Israel time/ 7:00 a.m. Eastern time, on the Meeting date).

If your Foamix ordinary shares are held in “street name” (meaning held through a bank, broker or other nominee), you will be able to direct the record holder of your shares on how to vote your shares by completing and submitting a voting instruction form (including online at www.proxyvote.com). Your voting instructions, if submitted electronically, must be received by 11:59 p.m. EST on Tuesday, February 4, 2020, and if submitted via a physical voting instruction form, must be received by noon, EST, on Wednesday, February 5, 2020, to be counted. If you hold your shares in “street name” and wish to attend the Meeting, you must obtain a legal proxy from the record holder (together with a brokerage or bank statement showing that you owned the shares beneficially as of the record date) to enable you to participate in and to vote your shares at the Meeting (or to appoint a proxy to do so).

In accordance with the requirements of the Companies Law, any shareholder of the Company holding at least 1% of the outstanding voting rights of the Company may submit to the Company a proposed additional agenda item for the Meeting, to our principal executive offices located at 2 Holzman Street, Weizmann Science Park, Rehovot, Israel, Attention: Chief Financial Officer, no later than Monday, December 23, 2019. To the extent that there are any additional agenda items that Foamix’s Board of Directors deems appropriate to add as a result of any such submission, Foamix will publish in a Current Report on Form 8-K an updated notice with respect to the Meeting, which will be available at the SEC’s website, www.sec.gov.

Important Additional Information and Where to Find It

In connection with the proposed strategic combination involving Foamix and Menlo, Foamix and Menlo have been filing relevant materials with the SEC, including a preliminary registration statement on Form S-4 filed by Menlo on December 4, 2019 that includes a joint proxy statement/prospectus to be distributed to Foamix shareholders. Foamix will mail the joint proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the Foamix extraordinary general meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT IS FILED IN FINAL FORM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. FOAMIX’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the joint proxy statement/prospectus, as well as other filings containing information about Foamix, free of charge, from the SEC’s website (www.sec.gov). Investors and security holders may also obtain Foamix’s SEC filings in connection with the transaction, free of charge, from Foamix’s website (www.Foamix.com) under the link “Investors & Media” and then under the tab “Filings & Financials,” or by directing a request to Foamix, Attention: Ilan Hadar, Chief Financial Officer. Copies of documents filed with the SEC by Menlo will be made available, free of charge, on Menlo’s website (www.Menlotherapeutics.com).

Participants in Solicitation

Foamix, Menlo and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Foamix ordinary shares in respect of the proposed transaction. Information regarding Foamix’s directors and executive officers is available in its definitive proxy statement for Foamix’s 2019 annual meeting of shareholders filed with the SEC on March 11, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Menlo is set forth in the Form S-4. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus when it becomes available in final form. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOAMIX PHARMACEUTICALS LTD.

Date: December 16, 2019	By:	/s/ Mutya Harsch
Name: Mutya Harsch
Title: Chief Legal Officer